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    As filed with the Securities and Exchange Commission on April 17, 2000
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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              ------------------

                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       GENSTAR THERAPEUTICS CORPORATION
            (Exact name of registrant as specified in its charter)


             DELAWARE                                     33-0687976
     (State of Incorporation)               (I.R.S. Employer Identification No.)


     10835 Altman Row, Suite 150
        SAN DIEGO, CALIFORNIA                                92121
(Address of principal executive offices)                   (Zip code)


Securities to be registered pursuant to Section 12(b) of the Act:


    COMMON STOCK, $0.001 PAR VALUE                 THE AMERICAN STOCK EXCHANGE
                                                 (Name of each exchange on which
(Title of each class to be registered)           each class is to be registered)
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     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to general Instruction A.(d), check the following box. [_]

Securities Act registration statement file number to which this form relates:

                                      N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                                      N/A
                               (Title of Class)
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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated herein by reference to the "Description of Capital Stock" section of Amendment No. 4 to the Company's Registration Statement on Form SB-2 filed February 10, 2000 (File No. 333-81283).

ITEM 2.     EXHIBITS.

Exhibit No.          Description
-----------          -----------

1. Certificate of Incorporation of the Company, incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form 10-SB filed February 9, 1996.

2.           Bylaws of the Company, incorporated herein by reference to Exhibit
             3.2 to the Company's Registration Statement on Form 10-SB filed February 9, 1996.

3. Certificate of Designation of Preferences and Rights of Series A Preferred Stock of the Company, incorporated herein by reference to
             Exhibit 4.1 to the Company's Current Report on Form 8-K filed July 23, 1998.

4. Certificate of Designation of Preferences and Rights of Series B Preferred Stock of the Company, incorporated herein by reference to
             Exhibit 4.2 to the Company's Current Report on Form 8-K filed July 23, 1998.

5. Certificate of Designation of Preferences and Rights of Series C Preferred Stock of the Company, incorporated herein by reference to
             Exhibit 4.3 to the Company's Current Report on Form 8-K filed July 23, 1998.

6. Certificate of Amendment of the Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 3.1 to the Company's Annual Report on Form 10-KSB filed March 30, 2000.

SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    GENSTAR THERAPEUTICS CORPORATION


Date:  April 17, 2000               By: /s/  CARIN SANDVIK
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                                        Carin Sandvik, Corporate Controller and
                                          Corporate Secretary